                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-09949) of TelCom Semiconductor Inc. of our report dated January 21, 1998 appearing on page 20 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
San Jose, California
March 11, 1998